Exhibit 99.2

Supplemental Financial Information For the quarter ended September 30, 2022 November 8, 2022

Supplemental Financial Information November 8, 2022

Supplemental Financial Information November 8, 2022

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information November 8, 2022

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of November 8, 2022 owns 15 hotels comprised of 7,735 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of hotels considered to be Long-Term Relevant Real Estate®.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

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Supplemental Financial Information November 8, 2022

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information November 8, 2022

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components (prior to our acquisition of the noncontrolling partner’s ownership interest in the partnership in June 2022). We also exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile (prior to the hotel’s sale in February 2022). We determined that the building lease is a finance lease, and, therefore, we include a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information November 8, 2022

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership components (prior to our acquisition of the noncontrolling partner’s ownership interest in the partnership in June 2022). We also exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income (loss) to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package. Beginning with the quarter ended March 31, 2022, the Company’s calculation of Adjusted FFO attributable to common stockholders excludes the noncash amortization expense associated with deferred stock compensation. Adjusted FFO attributable to common stockholders for the prior periods presented in this supplemental package have also been adjusted to exclude this expense.

The Total Portfolio consists of all 15 hotels owned by the Company as of September 30, 2022. The Total Portfolio includes both prior ownership results and the Company’s ownership results for The Confidante Miami Beach, acquired by the Company in June 2022. Total Portfolio operating statistics for the first nine months of 2021 include both prior ownership results and the Company’s ownership results for the Montage Healdsburg, acquired in April 2021. The Company obtained prior ownership information from the previous owners of The Confidante Miami Beach and the Montage Healdsburg during the due diligence periods before acquiring the hotels. The Company performed limited reviews of the information as part of its analyses of the acquisitions.

The Comparable Portfolio includes the same 12 hotels owned by the Company during the third quarters and first nine months of 2022, 2021 and 2019 plus both prior ownership results and the Company’s ownership results for The Confidante Miami Beach, acquired by the Company in June 2022.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 6

Supplemental Financial Information November 8, 2022

PRO FORMA CORPORATE FINANCIAL INFORMATION

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information November 8, 2022

Pro Forma Consolidated Statements of Operations

Q3 2022 – Q4 2021, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months
(Unaudited and in thousands, except per share data)	September 30,	June 30,	March 31,	December 31,	Ended
	2022	2022	2022	2021	September 30, 2022 (1)
Revenues
Room	$158,400	$167,194	$115,515	$109,660	$550,769
Food and beverage	63,476	74,307	42,911	37,133	217,827
Other operating	22,438	18,711	24,360	20,838	86,347
Total revenues	244,314	260,212	182,786	167,631	854,943

Operating Expenses
Room	38,791	38,626	30,425	29,615	137,457
Food and beverage	47,181	48,304	34,233	31,334	161,052
Other expenses	88,746	87,269	75,023	69,235	320,273
Corporate overhead	7,879	8,717	10,714	8,203	35,513
Depreciation and amortization	31,750	31,720	31,711	30,766	125,947
Impairment loss	—	—	—	1,671	1,671
Total operating expenses	214,347	214,636	182,106	170,824	781,913

Interest and other income	270	116	4,380	13	4,779
Interest expense	(9,269)	(5,938)	(4,964)	(6,440)	(26,611)
(Loss) gain on extinguishment of debt, net	(770)	21	(213)	(292)	(1,254)
Income (loss) before income taxes	20,198	39,775	(117)	(9,912)	49,944
Income tax benefit (provision), net	290	(28)	(136)	(18)	108
Net income (loss)	$20,488	$39,747	$(253)	$(9,930)	$50,052

Total Portfolio Hotel Adjusted EBITDAre (2)	$69,422	$87,308	$42,687	$38,050	$237,467

Pro Forma Adjusted EBITDAre (3)	$63,848	$80,031	$37,103	$34,287	$215,269

Pro Forma Adjusted FFO attributable to common stockholders (4)	$51,264	$69,051	$26,183	$23,074	$169,572

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.24	$0.33	$0.12	$0.11	$0.80

*Footnotes on page 11

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Supplemental Financial Information November 8, 2022

Pro Forma Consolidated Statements of Operations

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2021
Revenues
Room	$109,660	$105,973	$82,045	$36,080	$333,758
Food and beverage	37,133	27,739	17,020	6,659	88,551
Other operating	20,838	20,904	17,162	11,808	70,712
Total revenues	167,631	154,616	116,227	54,547	493,021

Operating Expenses
Room	29,615	28,216	21,668	11,591	91,090
Food and beverage	31,334	25,975	17,160	7,430	81,899
Other expenses	69,235	65,033	51,374	38,142	223,784
Corporate overhead	8,203	15,422	9,467	7,177	40,269
Depreciation and amortization	30,766	30,196	30,285	28,183	119,430
Impairment losses	1,671	1,014	—	—	2,685
Total operating expenses	170,824	165,856	129,954	92,523	559,157

Interest and other income (loss)	13	2	21	(379)	(343)
Interest expense	(6,440)	(7,019)	(7,100)	(6,693)	(27,252)
(Loss) gain on extinguishment of debt, net	(292)	61	88	222	79
Loss before income taxes	(9,912)	(18,196)	(20,718)	(44,826)	(93,652)
Income tax provision, net	(18)	(25)	(23)	(43)	(109)
Net loss	$(9,930)	$(18,221)	$(20,741)	$(44,869)	$(93,761)

Total Portfolio Hotel Adjusted EBITDAre (2)	$38,050	$35,766	$21,533	$(7,911)	$87,438

Pro Forma Adjusted EBITDAre (3)	$34,287	$33,090	$19,886	$(8,513)	$78,750

Pro Forma Adjusted FFO attributable to common stockholders (4)	$23,074	$21,876	$8,366	$(19,515)	$33,801

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.11	$0.10	$0.04	$(0.09)	$0.16

*Footnotes on page 11

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Supplemental Financial Information November 8, 2022

Pro Forma Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$140,388	$145,477	$154,320	$140,689	$580,874
Food and beverage	59,112	53,525	67,089	63,338	243,064
Other operating	17,415	17,523	16,271	15,124	66,333
Total revenues	216,915	216,525	237,680	219,151	890,271

Operating Expenses
Room	36,422	37,604	37,604	35,979	147,609
Food and beverage	40,345	38,763	42,286	41,704	163,098
Other expenses	73,100	71,415	73,549	73,328	291,392
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	28,231	28,315	27,684	27,541	111,771
Total operating expenses	185,373	183,492	189,201	186,068	744,134

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(6,880)	(9,074)	(11,634)	(10,149)	(37,737)
Income before income taxes	27,722	27,721	41,656	27,858	124,957
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$26,688	$28,470	$38,980	$30,970	$125,108

Comparable Portfolio Hotel Adjusted EBITDAre (5)	$67,146	$68,778	$84,305	$68,415	$288,644

Pro Forma Adjusted EBITDAre (3)	$64,653	$66,936	$82,652	$67,767	$282,008

Pro Forma Adjusted FFO attributable to common stockholders (4)	$53,324	$56,618	$71,082	$55,805	$236,829

Pro Forma Adjusted FFO attributable to common stockholders per diluted share (4)	$0.25	$0.27	$0.34	$0.27	$1.13

*Footnotes on page 11

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Supplemental Financial Information November 8, 2022

Pro Forma Consolidated Statements of Operations

Footnotes

(1)	Excludes results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to their sale in March 2022. Includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, adjusted for the Company's pro forma depreciation expense. Pro Forma Consolidated Statements of Operations for each of the quarters and the year ended December 31, 2019 also excludes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in October 2019, July 2020 and December 2020, respectively, as well as results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel’s mortgage holder which transferred the Company’s leasehold interest in the hotel to the mortgage holder, and the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Total Portfolio Hotel Adjusted EBITDAre reconciliations for the third quarters and first nine months of 2022 and 2021 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on November 8, 2022.
(3)	Pro Forma Adjusted EBITDAre reconciliations for each of the quarters, years and the Trailing 12 Months included in this presentation can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(4)	Pro Forma Adjusted FFO attributable to common stockholders and Pro Forma Adjusted FFO attributable to common stockholders per diluted share reconciliations for each of the quarters, years and the Trailing 12 Months included in this presentation can be found in the following pages and reflect the adjustments noted in Footnotes 1 and 3 above, along with repurchases totaling 3,783,936 shares of common stock in the second, third and fourth quarters of 2019, 9,770,081 shares of common stock in the first quarter of 2020 and 7,995,560 shares of common stock in the first, second and third quarters of 2022, partially offset by issuances totaling 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Comparable Portfolio Hotel Adjusted EBITDAre reconciliations for the third quarter and first nine months of 2019 can be found later in this presentation.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q3 2022 – Q4 2021, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	September 30,	June 30,	March 31,	December 31,	Ended
(In thousands)	2022	2022	2022	2021	September 30, 2022

Net income	$20,488	$37,692	$15,123	$138,324	$211,627
Operations held for investment:
Depreciation and amortization	31,750	30,893	31,360	32,598	126,601
Interest expense	9,269	5,938	5,081	7,201	27,489
Income tax (benefit) provision, net	(290)	28	136	18	(108)
Gain on sale of assets	—	—	(22,946)	(152,524)	(175,470)
Impairment loss	—	—	—	1,671	1,671
EBITDAre	61,217	74,551	28,754	27,288	191,810

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,853	3,578	2,212	10,873
Amortization of right-of-use assets and obligations	(350)	(354)	(346)	(340)	(1,390)
Amortization of contract intangibles, net	(19)	(18)	(6)	—	(43)
Finance lease obligation interest - cash ground rent	—	—	(117)	(351)	(468)
Property-level severance	—	—	—	(284)	(284)
Loss (gain) on extinguishment of debt, net	770	(21)	213	428	1,390
Lawsuit settlement cost	—	—	—	21	21
CEO transition costs	—	—	—	815	815
Hurricane-related losses net of (insurance restoration proceeds)	—	138	(2,893)	2,612	(143)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	(2,343)	(1,134)	(335)	(3,812)
Depreciation and amortization	—	(666)	(790)	(791)	(2,247)
Interest expense	—	(206)	(168)	(160)	(534)
Amortization of right-of-use asset and obligation	—	60	72	73	205
Lawsuit settlement cost	—	—	—	(5)	(5)
Adjustments to EBITDAre, net	2,631	(557)	(1,591)	3,895	4,378

Adjusted EBITDAre, excluding noncontrolling interest	63,848	73,994	27,163	31,183	196,188
Sold hotel Adjusted EBITDAre (1)	—	—	2,172	(1,434)	738
Acquisition hotel Adjusted EBITDAre (2)	—	6,037	7,768	4,538	18,343

Pro Forma Adjusted EBITDAre	$63,848	$80,031	$37,103	$34,287	$215,269

*Footnotes on page 14

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Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2022 – Q4 2021, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	September 30,	June 30,	March 31,	December 31,	Ended
(In thousands, except per share data)	2022	2022	2022	2021	September 30, 2022

Net income	$20,488	$37,692	$15,123	$138,324	$211,627
Preferred stock dividends	(3,351)	(3,773)	(3,773)	(3,349)	(14,246)
Operations held for investment:
Real estate depreciation and amortization	31,313	30,456	31,027	31,976	124,772
Gain on sale of assets	—	—	(22,946)	(152,524)	(175,470)
Impairment loss	—	—	—	1,671	1,671
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	(2,343)	(1,134)	(335)	(3,812)
Real estate depreciation and amortization	—	(666)	(790)	(791)	(2,247)
FFO attributable to common stockholders	48,450	61,366	17,507	14,972	142,295

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,853	3,578	2,212	10,873
Real estate amortization of right-of-use assets and obligations	(288)	(294)	(286)	87	(781)
Amortization of contract intangibles, net	141	143	60	—	344
Noncash interest on derivatives, net	(39)	(1,023)	(1,842)	(1,211)	(4,115)
Property-level severance	—	—	—	(284)	(284)
Loss (gain) on extinguishment of debt, net	770	(21)	213	428	1,390
Lawsuit settlement cost	—	—	—	21	21
CEO transition costs	—	—	—	815	815
Hurricane-related losses net of (insurance restoration proceeds)	—	138	(2,893)	2,612	(143)
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	—	60	72	73	205
Noncash interest on derivatives, net	—	(2)	2	1	1
Lawsuit settlement cost	—	—	—	(5)	(5)
Adjustments to FFO attributable to common stockholders, net	2,814	1,854	(1,096)	4,749	8,321

Adjusted FFO attributable to common stockholders	51,264	63,220	16,411	19,721	150,616
Sold hotel Adjusted FFO (1)	—	—	2,172	(1,024)	1,148
Acquisition hotel Adjusted FFO (2)	—	5,831	7,600	4,377	17,808

Pro Forma Adjusted FFO attributable to common stockholders	$51,264	$69,051	$26,183	$23,074	$169,572

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.24	$0.33	$0.12	$0.11	$0.80

Basic weighted average shares outstanding	211,010	213,183	217,271	217,870	214,834
Shares associated with unvested restricted stock awards	594	354	305	445	425
Diluted weighted average shares outstanding	211,604	213,537	217,576	218,315	215,258
Equity transactions (3)	(729)	(2,918)	(7,254)	(7,996)	(4,724)
Pro Forma diluted weighted average shares outstanding	210,875	210,619	210,322	210,319	210,534

*Footnotes on page 14

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Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2022 – Q4 2021, Trailing 12 Months Footnotes

(1)	Sold Hotel Adjusted EBITDAre and Adjusted FFO include results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity Transactions represent repurchases totaling 3,879,025, 3,235,958 and 880,577 shares of common stock in the first, second and third quarters of 2022, respectively.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2021	2021	2021	2021	2021

Net income (loss)	$138,324	$(22,124)	$(27,918)	$(55,287)	$32,995
Operations held for investment:
Depreciation and amortization	32,598	32,585	32,729	30,770	128,682
Interest expense	7,201	7,983	8,065	7,649	30,898
Income tax provision, net	18	25	23	43	109
(Gain) loss on sale of assets, net	(152,524)	12	—	70	(152,442)
Impairment losses	1,671	1,014	—	—	2,685
EBITDAre	27,288	19,495	12,899	(16,755)	42,927

Operations held for investment:
Amortization of deferred stock compensation	2,212	3,165	4,659	2,752	12,788
Amortization of right-of-use assets and obligations	(340)	(335)	(338)	(331)	(1,344)
Finance lease obligation interest - cash ground rent	(351)	(351)	(351)	(351)	(1,404)
Property-level severance	(284)	—	—	—	(284)
Property-level severance related to sold hotels	—	4,562	—	—	4,562
Loss (gain) on extinguishment of debt, net	428	(61)	(88)	(222)	57
Prior year property tax adjustments, net	—	605	(1,162)	(827)	(1,384)
Lawsuit settlement cost	21	691	—	—	712
CEO transition costs	815	7,976	—	—	8,791
Hurricane-related losses	2,612	1,621	—	—	4,233
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	(933)	596	1,975	1,303
Depreciation and amortization	(791)	(791)	(806)	(810)	(3,198)
Interest expense	(160)	(181)	(159)	(161)	(661)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Lawsuit settlement cost	(5)	(173)	—	—	(178)
Adjustments to EBITDAre, net	3,895	15,867	2,424	2,097	24,283

Adjusted EBITDAre, excluding noncontrolling interest	31,183	35,362	15,323	(14,658)	67,210
Sold hotel Adjusted EBITDAre (1)	(1,434)	(4,742)	2,391	5,751	1,966
Acquisition hotel Adjusted EBITDAre (2)	4,538	2,470	2,172	394	9,574

Pro Forma Adjusted EBITDAre	$34,287	$33,090	$19,886	$(8,513)	$78,750

*Footnotes on page 17

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2021

Net income (loss)	$138,324	$(22,124)	$(27,918)	$(55,287)	$32,995
Preferred stock dividends and redemption charges	(3,349)	(6,287)	(7,795)	(3,207)	(20,638)
Operations held for investment:
Real estate depreciation and amortization	31,976	31,959	32,104	30,143	126,182
(Gain) loss on sale of assets, net	(152,524)	12	—	70	(152,442)
Impairment losses	1,671	1,014	—	—	2,685
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	(933)	596	1,975	1,303
Real estate depreciation and amortization	(791)	(791)	(806)	(810)	(3,198)
FFO attributable to common stockholders	14,972	2,850	(3,819)	(27,116)	(13,113)

Operations held for investment:
Amortization of deferred stock compensation	2,212	3,165	4,659	2,752	12,788
Real estate amortization of right-of-use assets and obligations	87	87	77	85	336
Noncash interest on derivatives, net	(1,211)	(616)	(709)	(869)	(3,405)
Property-level severance	(284)	—	—	—	(284)
Property-level severance related to sold hotels	—	4,562	—	—	4,562
Loss (gain) on extinguishment of debt, net	428	(61)	(88)	(222)	57
Prior year property tax adjustments, net	—	605	(1,162)	(827)	(1,384)
Lawsuit settlement cost	21	691	—	—	712
Preferred stock redemption charges	—	2,624	4,016	—	6,640
CEO transition costs	815	7,976	—	—	8,791
Hurricane-related losses	2,612	1,621	—	—	4,233
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	73	72	73	72	290
Noncash interest on derivatives, net	1	(20)	—	—	(19)
Lawsuit settlement cost	(5)	(173)	—	—	(178)
Adjustments to FFO attributable to common stockholders, net	4,749	20,533	6,866	991	33,139

Adjusted FFO attributable to common stockholders	19,721	23,383	3,047	(26,125)	20,026
Sold hotel Adjusted FFO (1)	(1,024)	(4,129)	3,005	6,356	4,208
Acquisition hotel Adjusted FFO (2)	4,377	2,309	2,013	233	8,932
Equity transactions (3)	—	313	301	21	635

Pro Forma Adjusted FFO attributable to common stockholders	$23,074	$21,876	$8,366	$(19,515)	$33,801

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.11	$0.10	$0.04	$(0.09)	$0.16

Basic weighted average shares outstanding	217,870	217,709	215,113	214,438	216,296
Shares associated with unvested restricted stock awards	445	296	352	210	326
Diluted weighted average shares outstanding	218,315	218,005	215,465	214,648	216,622
Equity transactions (3)	(7,996)	(7,996)	(5,526)	(5,082)	(6,662)
Pro Forma diluted weighted average shares outstanding	210,319	210,009	209,939	209,566	209,960

*Footnotes on page 17

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income (Loss) to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021 – Q1 2021, FY 2021 Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes issuances totaling 2,913,682 shares of common stock in the second quarter of 2021 and repurchases totaling 7,995,560 shares of common stock in the first, second and third quarters of 2022.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Operations held for investment:
Depreciation and amortization	37,264	37,573	36,524	36,387	147,748
Interest expense	10,822	13,259	15,816	14,326	54,223
Income tax provision (benefit), net	1,034	(749)	2,676	(3,112)	(151)
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
EBITDAre	76,312	83,628	100,934	65,517	326,391

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Amortization of right-of-use assets and obligations	(259)	(253)	(251)	(19)	(782)
Finance lease obligation interest - cash ground rent	(407)	(589)	(590)	(589)	(2,175)
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
Interest expense	(476)	(532)	(558)	(560)	(2,126)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to EBITDAre, net	(846)	(2,466)	(1,812)	(1,023)	(6,147)

Adjusted EBITDAre, excluding noncontrolling interest	75,466	81,162	99,122	64,494	320,244
Sold/Disposed hotel Adjusted EBITDAre (1)	(15,066)	(17,992)	(21,581)	(3,428)	(58,067)
Acquisition hotel Adjusted EBITDAre (2)	4,253	3,766	5,111	6,701	19,831

Pro Forma Adjusted EBITDAre	$64,653	$66,936	$82,652	$67,767	$282,008

*Footnotes on Page 20

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Preferred stock dividends	(3,208)	(3,208)	(3,207)	(3,207)	(12,830)
Operations held for investment:
Real estate depreciation and amortization	36,639	36,951	35,900	35,770	145,260
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Real estate depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
FFO attributable to common stockholders	58,822	63,987	76,016	48,241	247,066

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Real estate amortization of right-of-use assets and obligations	147	146	146	151	590
Noncash interest on derivatives and finance lease obligations, net	(857)	1,155	3,634	2,119	6,051
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncash income tax provision (benefit), net	934	390	2,648	(3,284)	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to FFO attributable to common stockholders, net	2,321	3,900	8,610	1,369	16,200

Adjusted FFO attributable to common stockholders	61,143	67,887	84,626	49,610	263,266
Sold/Disposed hotel Adjusted FFO (1)	(13,225)	(16,144)	(19,747)	(1,608)	(50,724)
Acquisition hotel Adjusted FFO (2)	3,704	3,162	4,480	6,069	17,415
Debt and equity transactions (3)	1,702	1,713	1,723	1,734	6,872

Pro Forma Adjusted FFO attributable to common stockholders	$53,324	$56,618	$71,082	$55,805	$236,829

Pro Forma Adjusted FFO attributable to common stockholders per diluted share	$0.25	$0.27	$0.34	$0.27	$1.13

Basic weighted average shares outstanding	223,638	224,530	227,389	227,219	225,681
Shares associated with unvested restricted stock awards	448	253	145	260	276
Diluted weighted average shares outstanding	224,086	224,783	227,534	227,479	225,957
Equity transactions (3)	(14,853)	(15,745)	(18,622)	(18,636)	(16,950)
Pro Forma diluted weighted average shares outstanding	209,233	209,038	208,912	208,843	209,007

*Footnotes on Page 20

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information November 8, 2022

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 – Q1 2019, FY 2019 Footnotes

(1)	Sold/Disposed hotel Adjusted EBITDAre and Adjusted FFO include results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. In addition, includes results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Debt and Equity Transactions represent the reduction in interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes repurchases totaling 3,783,936 shares of common stock in the second, third and fourth quarters of 2019, 9,770,081 shares of common stock in the first quarter of 2020 and 7,995,560 shares of common stock in the first, second and third quarters of 2022, partially offset by issuances totaling 2,913,682 shares of common stock in the second quarter of 2021.

PRO FORMA CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information November 8, 2022

CAPITALIZATION

CAPITALIZATION	Page 21

Supplemental Financial Information November 8, 2022

Comparative Capitalization
Q3 2022 – Q3 2021

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2022	2022	2022	2021	2021

Common Share Price & Dividends
At the end of the quarter	$9.42	$9.92	$11.78	$11.73	$11.94
High during quarter ended	$12.22	$12.68	$12.07	$13.23	$12.48
Low during quarter ended	$9.42	$9.64	$10.15	$10.48	$10.68
Common dividends per share	$0.05	$—	$—	$—	$—

Common Shares & Units
Common shares outstanding	211,570	212,451	215,668	219,334	219,334
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	211,570	212,451	215,668	219,334	219,334

Capitalization
Market value of common equity	$1,992,991	$2,107,512	$2,540,568	$2,572,785	$2,618,845
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Consolidated debt	816,647	805,443	575,934	611,437	745,484
Consolidated total capitalization	3,090,888	3,194,205	3,397,752	3,465,472	3,645,579

Noncontrolling interest in consolidated debt	—	—	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,090,888	$3,194,205	$3,342,752	$3,410,472	$3,590,579

Consolidated debt to consolidated total capitalization	26.4%	25.2%	17.0%	17.6%	20.4%
Pro rata debt to pro rata total capitalization	26.4%	25.2%	15.6%	16.3%	19.2%
Consolidated debt and preferred equity to consolidated total capitalization	35.5%	34.0%	25.2%	25.8%	28.2%
Pro rata debt and preferred equity to pro rata total capitalization	35.5%	34.0%	24.0%	24.6%	27.1%

CAPITALIZATION	Page 22

Supplemental Financial Information November 8, 2022

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2022
Debt	Collateral	Spread	Date (1)	Balance

Secured Mortgage Debt (2)	Hilton San Diego Bayfront	3.82%	12/09/2023	$220,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	76,647
Series A Senior Notes (3)	Unsecured	5.69%	01/10/2026	65,000
Term Loan 1 (4)	Unsecured	4.60%	07/25/2027	175,000
Series B Senior Notes (3)	Unsecured	5.79%	01/10/2028	105,000
Term Loan 2 (4)	Unsecured	3.63%	01/25/2028	175,000

TOTAL CONSOLIDATED DEBT				$816,647

Preferred Stock
Series G cumulative redeemable preferred (5)		2.268%	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt Statistics
% Fixed Rate Debt				42.4%
% Floating Rate Debt				57.6%
Average Interest Rate				4.38%
Weighted Average Maturity of Debt (1)				3.6 years

(1)	Maturity Date assumes the exercise of the final available extension for the mortgage secured by the Hilton San Diego Bayfront. By extending the mortgage, the Company's weighted average maturity of debt increases from 3.4 years to 3.6 years.
(2)	Interest on the mortgage debt secured by the Hilton San Diego Bayfront bears a blended rate of one-month LIBOR plus 105 basis points.
(3)	The 2020 and 2021 amendments to the Company's Senior Notes increased the annual interest rates on the Senior Notes by 1.25% through September 30, 2022. From October 1, 2022 to December 31, 2022, the increase in the annual rate will decrease to 1.00%. The Company expects the increase in the annual interest rate on the Senior Notes will be eliminated as of January 1, 2023. The interest rates presented reflect the terms of the Senior Notes amendments as of October 1, 2022.
(4)	Pursuant to the Second Amended Credit Agreement, interest rates on the term loans are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. The interest rate for Term Loan 2 includes the effect of the Company's interest rate derivative swap agreement.
(5)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the resort. During the first six months of 2022, the Company declared cash dividends of $0.44295 per share and together with the cash dividends of $0.124162 per share the Company declared for the last six months of 2022, this equates to an annual yield of 2.268%. The annual dividend rate may increase in 2023 to the greater of 3.0% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 23

Supplemental Financial Information November 8, 2022

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 24

Supplemental Financial Information November 8, 2022

Hotel Information as of November 8, 2022

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	15.38%	Leasehold	2011 / 2022
2	Boston Park Plaza	Massachusetts	Independent	1,060	13.70%	Fee Simple	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	10.61%	Fee Simple	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	10.43%	Fee Simple	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	10.10%	Fee Simple	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	7.07%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	6.48%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	5.37%	Fee Simple	2007
9	Renaissance Long Beach	California	Marriott	374	4.84%	Fee Simple	2005
10	The Confidante Miami Beach	Florida	Hyatt	339	4.38%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	3.34%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3.26%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2.26%	Fee Simple	2017
14	Montage Healdsburg	California	Montage	130	1.68%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1.10%	Fee Simple	2021

	Total Portfolio			7,735	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.
(4)	The number of rooms at the Four Seasons Resort Napa Valley excludes rooms provided by owners of the separately owned Four Seasons Private Residences Napa Valley who may periodically elect to participate in the residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 25

Supplemental Financial Information November 8, 2022

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q3 2022/2021/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Three Months Ended September 30,				For the Three Months Ended September 30,					For the Three Months Ended September 30,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019		2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront (1)	$286.56	$232.43	$262.84	9.0%	87.9%	67.1%	89.1%	(120)	bps	$251.89	$155.96	$234.19	7.6%
Boston Park Plaza	$238.87	$185.66	$239.18	(0.1)%	90.1%	52.1%	96.3%	(620)	bps	$215.22	$96.73	$230.33	(6.6)%
Hyatt Regency San Francisco (1)	$281.26	$199.35	$308.12	(8.7)%	62.4%	52.1%	92.4%	(3,000)	bps	$175.51	$103.86	$284.70	(38.4)%
Renaissance Washington DC (1)	$211.46	$154.56	$198.93	6.3%	47.9%	19.2%	79.0%	(3,110)	bps	$101.29	$29.68	$157.15	(35.5)%
Renaissance Orlando at SeaWorld®	$158.60	$152.44	$128.70	23.2%	69.5%	47.0%	68.6%	90	bps	$110.23	$71.65	$88.29	24.8%
Wailea Beach Resort	$721.50	$649.79	$465.12	55.1%	82.3%	79.4%	88.8%	(650)	bps	$593.79	$515.93	$413.03	43.8%
JW Marriott New Orleans	$194.83	$189.47	$174.99	11.3%	56.9%	51.0%	78.3%	(2,140)	bps	$110.86	$96.63	$137.02	(19.1)%
Marriott Boston Long Wharf	$412.47	$357.86	$380.36	8.4%	85.0%	57.2%	94.0%	(900)	bps	$350.60	$204.70	$357.54	(1.9)%
Renaissance Long Beach	$209.71	$196.95	$183.73	14.1%	74.1%	69.4%	83.8%	(970)	bps	$155.40	$136.68	$153.97	0.9%
The Confidante Miami Beach	$222.54	$213.17	$143.14	55.5%	62.8%	64.4%	71.0%	(820)	bps	$139.76	$137.28	$101.63	37.5%
The Bidwell Marriott Portland	$187.22	$166.32	$210.27	(11.0)%	55.5%	42.6%	88.3%	(3,280)	bps	$103.91	$70.85	$185.67	(44.0)%
Hilton New Orleans St. Charles	$150.49	$156.27	$139.90	7.6%	55.6%	38.4%	68.8%	(1,320)	bps	$83.67	$60.01	$96.25	(13.1)%
Oceans Edge Resort & Marina (1)	$350.96	$366.02	$180.60	94.3%	65.3%	72.8%	83.5%	(1,820)	bps	$229.18	$266.46	$150.80	52.0%

Comparable Portfolio (2)	$287.75	$259.02	$248.22	15.9%	72.0%	53.7%	84.8%	(1,280)	bps	$207.18	$139.09	$210.49	(1.6)%

Montage Healdsburg	$1,267.66	$1,246.45	N/A	N/A	53.6%	63.9%	N/A	N/A		$679.47	$796.48	N/A	N/A
Four Seasons Resort Napa Valley	$1,976.80	N/A	N/A	N/A	41.4%	N/A	N/A	N/A		$818.40	N/A	N/A	N/A

Total Portfolio (3)	$311.62				71.4%					$222.50

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 26

Supplemental Financial Information November 8, 2022

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q3 YTD 2022/2021/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Nine Months Ended September 30,				For the Nine Months Ended September 30,					For the Nine Months Ended September 30,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019		2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront (1)	$274.76	$202.62	$257.32	6.8%	76.8%	44.1%	81.1%	(430)	bps	$211.02	$89.36	$208.69	1.1%
Boston Park Plaza	$222.50	$166.83	$217.24	2.4%	74.4%	33.4%	91.4%	(1,700)	bps	$165.54	$55.72	$198.56	(16.6)%
Hyatt Regency San Francisco (1)	$262.03	$197.60	$322.89	(18.8)%	55.3%	27.9%	89.2%	(3,390)	bps	$144.90	$55.13	$288.02	(49.7)%
Renaissance Washington DC (1)	$242.60	$140.68	$230.93	5.1%	51.6%	42.8%	79.7%	(2,810)	bps	$125.18	$60.21	$184.05	(32.0)%
Renaissance Orlando at SeaWorld®	$183.62	$144.32	$165.99	10.6%	68.0%	37.2%	78.1%	(1,010)	bps	$124.86	$53.69	$129.64	(3.7)%
Wailea Beach Resort	$684.67	$601.59	$469.49	45.8%	81.3%	63.1%	91.7%	(1,040)	bps	$556.64	$379.60	$430.52	29.3%
JW Marriott New Orleans	$232.10	$174.01	$205.67	12.9%	59.2%	41.3%	84.4%	(2,520)	bps	$137.40	$71.87	$173.59	(20.8)%
Marriott Boston Long Wharf	$381.40	$321.78	$337.94	12.9%	65.8%	34.9%	87.5%	(2,170)	bps	$250.96	$112.30	$295.70	(15.1)%
Renaissance Long Beach	$209.25	$176.63	$193.19	8.3%	74.8%	60.2%	82.9%	(810)	bps	$156.52	$106.33	$160.15	(2.3)%
The Confidante Miami Beach	$309.49	$210.54	$199.68	55.0%	72.7%	75.3%	80.1%	(740)	bps	$225.00	$158.54	$159.94	40.7%
The Bidwell Marriott Portland	$171.19	$156.99	$190.04	(9.9)%	49.1%	24.0%	85.2%	(3,610)	bps	$84.05	$37.68	$161.91	(48.1)%
Hilton New Orleans St. Charles	$179.95	$133.92	$168.21	7.0%	56.0%	36.2%	76.6%	(2,060)	bps	$100.77	$48.48	$128.85	(21.8)%
Oceans Edge Resort & Marina (1)	$451.74	$399.96	$244.81	84.5%	76.4%	78.9%	90.2%	(1,380)	bps	$345.13	$315.57	$220.82	56.3%

Comparable Portfolio (2)	$290.10	$237.13	$254.13	14.2%	67.1%	42.8%	84.6%	(1,750)	bps	$194.66	$101.49	$214.99	(9.5)%

Montage Healdsburg	$1,096.14	$1,095.70	N/A	N/A	57.0%	48.6%	N/A	N/A		$624.80	$532.51	N/A	N/A
Four Seasons Resort Napa Valley	$1,757.55	N/A	N/A	N/A	45.1%	N/A	N/A	N/A		$792.66	N/A	N/A	N/A

Total Portfolio (3)	$313.10				66.7%					$208.84

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 27

Supplemental Financial Information November 8, 2022

Property-Level Operating Statistics

Total RevPAR (TRevPAR)

Q3 and YTD 2022/2021/2019

Hotels sorted by number of rooms	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront (1)	$435.88	$234.98	$394.00	10.6%	$366.79	$133.71	$364.67	0.6%
Boston Park Plaza	$297.27	$131.79	$309.64	(4.0)%	$234.58	$73.69	$275.05	(14.7)%
Hyatt Regency San Francisco (1)	$245.90	$137.86	$377.78	(34.9)%	$212.29	$71.96	$407.67	(47.9)%
Renaissance Washington DC (1)	$166.29	$49.69	$254.73	(34.7)%	$192.75	$72.14	$292.43	(34.1)%
Renaissance Orlando at SeaWorld®	$251.12	$134.72	$207.76	20.9%	$279.21	$101.68	$293.54	(4.9)%
Wailea Beach Resort	$854.83	$713.07	$594.74	43.7%	$816.98	$514.20	$614.80	32.9%
JW Marriott New Orleans	$147.50	$130.74	$176.68	(16.5)%	$174.71	$92.96	$228.09	(23.4)%
Marriott Boston Long Wharf	$477.65	$272.55	$478.49	(0.2)%	$346.11	$151.07	$411.89	(16.0)%
Renaissance Long Beach	$194.45	$172.17	$210.53	(7.6)%	$201.03	$127.71	$221.18	(9.1)%
The Confidante Miami Beach	$241.78	$211.77	$189.96	27.3%	$357.01	$245.66	$282.64	26.3%
The Bidwell Marriott Portland	$140.22	$85.57	$212.05	(33.9)%	$113.84	$46.48	$186.06	(38.8)%
Hilton New Orleans St. Charles	$99.10	$70.39	$111.71	(11.3)%	$131.01	$60.72	$146.35	(10.5)%
Oceans Edge Resort & Marina (1)	$371.84	$402.72	$256.39	45.0%	$510.27	$458.76	$343.32	48.6%

Comparable Portfolio (2)	$317.37	$198.55	$313.35	1.3%	$300.40	141.55	$328.42	(8.5)%

Montage Healdsburg	$1,143.87	$1,286.05	N/A	N/A	$1,100.20	$878.80	N/A	N/A
Four Seasons Resort Napa Valley	$1,319.24	N/A	N/A	N/A	$1,296.27	N/A	N/A	N/A

Total Portfolio (3)	$343.03				$325.29

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 28

Supplemental Financial Information November 8, 2022

Property-Level Operating Statistics

Q3 and YTD 2022/2021/2019 Footnotes

(1)	Operating statistics for the third quarter and first nine months of 2022 are impacted by room renovations at the Hyatt Regency San Francisco and the Renaissance Washington DC. Operating statistics for the third quarter and first nine months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	Comparable Portfolio operating statistics include the same 12 hotels owned by the Company during the third quarters and first nine months of 2022, 2021 and 2019 plus The Confidante Miami Beach acquired by the Company in June 2022. Comparable Portfolio operating statistics for the first nine months of 2022 and the third quarters and first nine months of 2021 and 2019 include prior ownership information obtained by the Company from the previous owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all 15 hotels owned by the Company as of September 30, 2022. Total Portfolio operating statistics for the first nine months of 2022 include rooms provided by the owners of the separately owned Four Seasons Private Residences Napa Valley who may periodically elect to participate in the residential rental program at the Four Seasons Resort Napa Valley. Total Portfolio operating statistics for the first nine months of 2021 include prior ownership results for the Montage Healdsburg. The Company obtained prior ownership information from the previous owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 29

Supplemental Financial Information November 8, 2022

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 30

Supplemental Financial Information November 8, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2022/2021

Hotels sorted by number of rooms	For the Three Months Ended September 30,
	2022			2021
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$47,720	$17,244	36.1%	$25,726	$8,020	31.2%	490	bps
Boston Park Plaza	28,989	9,086	31.3%	12,852	391	3.0%	2,830	bps
Hyatt Regency San Francisco (1)	18,574	1,657	8.9%	10,413	(1,334)	(12.8)%	2,170	bps
Renaissance Washington DC (1)	12,346	1,335	10.8%	3,689	(2,328)	(63.1)%	7,390	bps
Renaissance Orlando at SeaWorld®	18,043	4,685	26.0%	9,681	1,374	14.2%	1,180	bps
Wailea Beach Resort	43,019	17,860	41.5%	35,885	16,007	44.6%	(310)	bps
JW Marriott New Orleans	6,798	1,449	21.3%	6,027	1,909	31.7%	(1,040)	bps
Marriott Boston Long Wharf	18,237	8,236	45.2%	10,406	3,018	29.0%	1,620	bps
Renaissance Long Beach	6,691	1,815	27.1%	5,924	1,966	33.2%	(610)	bps
The Confidante Miami Beach	7,540	756	10.0%	6,802	464	6.8%	320	bps
The Bidwell Marriott Portland	3,328	792	23.8%	2,031	181	8.9%	1,490	bps
Hilton New Orleans St. Charles	2,298	343	14.9%	1,632	196	12.0%	290	bps
Oceans Edge Resort & Marina	5,986	1,571	26.2%	6,483	2,267	35.0%	(880)	bps

Comparable Portfolio (2)	219,569	66,829	30.4%	137,551	32,131	23.4%	700	bps

Montage Healdsburg	13,681	2,146	15.7%	15,381	3,635	23.6%	(790)	bps
Four Seasons Resort Napa Valley	11,045	447	4.0%	—	—	N/A	N/A

Total Portfolio (3)	244,295	69,422	28.4%	152,932	35,766	23.4%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	—	—	N/A	(6,802)	(464)	6.8%	N/A

Add: Sold Hotels (5)	—	—	N/A	19,607	4,742	24.2%	N/A

Actual Portfolio (6)	$244,295	$69,422	28.4%	$165,737	$40,044	24.2%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31

Supplemental Financial Information November 8, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2022/2019

Hotels sorted by number of rooms	For the Three Months Ended September 30,
	2022			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$47,720	$17,244	36.1%	$43,134	$15,020	34.8%	130	bps
Boston Park Plaza	28,989	9,086	31.3%	30,195	11,289	37.4%	(610)	bps
Hyatt Regency San Francisco (1)	18,574	1,657	8.9%	27,985	7,116	25.4%	(1,650)	bps
Renaissance Washington DC (1)	12,346	1,335	10.8%	18,912	4,136	21.9%	(1,110)	bps
Renaissance Orlando at SeaWorld®	18,043	4,685	26.0%	14,928	3,625	24.3%	170	bps
Wailea Beach Resort	43,019	17,860	41.5%	29,932	11,644	38.9%	260	bps
JW Marriott New Orleans	6,798	1,449	21.3%	8,143	2,465	30.3%	(900)	bps
Marriott Boston Long Wharf	18,237	8,236	45.2%	18,269	7,994	43.8%	140	bps
Renaissance Long Beach	6,691	1,815	27.1%	7,243	2,216	30.6%	(350)	bps
The Confidante Miami Beach	7,540	756	10.0%	6,187	5	0.1%	990	bps
The Bidwell Marriott Portland	3,328	792	23.8%	4,858	2,181	44.9%	(2,110)	bps
Hilton New Orleans St. Charles	2,298	343	14.9%	2,589	392	15.1%	(20)	bps
Oceans Edge Resort & Marina (1)	5,986	1,571	26.2%	4,128	695	16.8%	940	bps

Comparable Portfolio (2)	219,569	66,829	30.4%	216,503	68,778	31.8%	(140)	bps

Montage Healdsburg	13,681	2,146	15.7%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	11,045	447	4.0%	—	—	N/A	N/A

Total Portfolio (3)	244,295	69,422	28.4%	216,503	68,778	31.8%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	—	—	N/A	(6,187)	(5)	0.1%	N/A

Add: Sold/Disposed Hotels (5)	—	—	N/A	71,301	17,992	25.2%	N/A

Actual Portfolio (6)	$244,295	$69,422	28.4%	$281,617	$86,765	30.8%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 32

Supplemental Financial Information November 8, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2022/2021

Hotels sorted by number of rooms	For the Nine Months Ended September 30,
	2022			2021
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$119,160	$40,225	33.8%	$43,440	$4,920	11.3%	2,250	bps
Boston Park Plaza	67,884	16,395	24.2%	21,323	(5,893)	(27.6)%	5,180	bps
Hyatt Regency San Francisco (1)	47,581	3,278	6.9%	16,128	(8,370)	(51.9)%	5,880	bps
Renaissance Washington DC (1)	42,465	8,763	20.6%	15,892	(194)	(1.2)%	2,180	bps
Renaissance Orlando at SeaWorld®	59,530	18,725	31.5%	21,680	811	3.7%	2,780	bps
Wailea Beach Resort	122,001	51,541	42.2%	76,786	32,613	42.5%	(30)	bps
JW Marriott New Orleans	23,895	8,081	33.8%	12,714	2,535	19.9%	1,390	bps
Marriott Boston Long Wharf	39,212	14,159	36.1%	17,116	1,314	7.7%	2,840	bps
Renaissance Long Beach	20,526	6,393	31.1%	13,040	4,029	30.9%	20	bps
The Confidante Miami Beach	33,040	9,947	30.1%	23,631	3,810	16.1%	1,400	bps
The Bidwell Marriott Portland	8,018	1,531	19.1%	3,274	(1,091)	(33.3)%	5,240	bps
Hilton New Orleans St. Charles	9,013	3,077	34.1%	4,177	227	5.4%	2,870	bps
Oceans Edge Resort & Marina	24,378	9,806	40.2%	21,917	9,429	43.0%	(280)	bps

Comparable Portfolio (2)	616,703	191,921	31.1%	291,118	44,140	15.2%	1,590	bps

Montage Healdsburg	39,046	4,647	11.9%	25,433	5,248	20.6%	(870)	bps
Four Seasons Resort Napa Valley	31,506	2,849	9.0%	—	—	N/A	N/A

Total Portfolio (3)	687,255	199,417	29.0%	316,551	49,388	15.6%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	(22,637)	(8,630)	38.1%	(23,631)	(3,810)	16.1%	N/A

Add: Sold Hotels (5)	3,234	(2,172)	(67.2)%	33,505	(3,400)	(10.1)%	N/A

Actual Portfolio (6)	$667,852	$188,615	28.2%	$326,425	$42,178	12.9%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33

Supplemental Financial Information November 8, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2022/2019

Hotels sorted by number of rooms	For the Nine Months Ended September 30,
	2022			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$119,160	$40,225	33.8%	$118,470	$38,209	32.3%	150	bps
Boston Park Plaza	67,884	16,395	24.2%	79,594	25,329	31.8%	(760)	bps
Hyatt Regency San Francisco (1)	47,581	3,278	6.9%	89,524	24,284	27.1%	(2,020)	bps
Renaissance Washington DC (1)	42,465	8,763	20.6%	64,426	18,291	28.4%	(780)	bps
Renaissance Orlando at SeaWorld®	59,530	18,725	31.5%	62,586	21,395	34.2%	(270)	bps
Wailea Beach Resort	122,001	51,541	42.2%	91,809	37,016	40.3%	190	bps
JW Marriott New Orleans	23,895	8,081	33.8%	31,197	12,983	41.6%	(780)	bps
Marriott Boston Long Wharf	39,212	14,159	36.1%	46,665	17,770	38.1%	(200)	bps
Renaissance Long Beach	20,526	6,393	31.1%	22,582	7,226	32.0%	(90)	bps
The Confidante Miami Beach	33,040	9,947	30.1%	27,315	6,011	22.0%	810	bps
The Bidwell Marriott Portland	8,018	1,531	19.1%	12,648	5,109	40.4%	(2,130)	bps
Hilton New Orleans St. Charles	9,013	3,077	34.1%	10,068	2,734	27.2%	690	bps
Oceans Edge Resort & Marina (1)	24,378	9,806	40.2%	16,402	5,141	31.3%	890	bps

Comparable Portfolio (2)	616,703	191,921	31.1%	673,286	221,498	32.9%	(180)	bps

Montage Healdsburg	39,046	4,647	11.9%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	31,506	2,849	9.0%	—	—	N/A	N/A

Total Portfolio (3)	687,255	199,417	29.0%	673,286	221,498	32.9%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	(22,637)	(8,630)	38.1%	(27,315)	(6,011)	22.0%	N/A

Add: Sold/Disposed Hotels (5)	3,234	(2,172)	(67.2)%	196,174	43,001	21.9%	N/A

Actual Portfolio (6)	$667,852	$188,615	28.2%	$842,145	$258,488	30.7%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 34

Supplemental Financial Information November 8, 2022

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 and Q3 YTD 2022/2021/2019 Footnotes

(1)	Hotel Adjusted EBITDAre for the third quarter and first nine months of 2022 are impacted by room renovations at the Hyatt Regency San Francisco and the Renaissance Washington DC. Hotel Adjusted EBITDAre for the third quarter and first nine months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	Comparable Portfolio includes the same 12 hotels owned by the Company during the third quarters and first nine months of 2022, 2021 and 2019 plus The Confidante Miami Beach acquired by the Company in June 2022. Amounts included in this presentation for The Confidante Miami Beach include both prior ownership results and the Company's results. The Company obtained prior ownership information from the previous owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all 15 hotels owned by the Company as of September 30, 2022. The Total Portfolio includes the Company’s ownership results for the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley are newly-developed hotels that opened on limited bases in December 2020 and October 2021, respectively. Prior year information is not comparable.
(4)	Prior Ownership includes results for The Confidante Miami Beach prior to the Company’s acquisition of the hotel in June 2022.
(5)	Sold Hotels for the first nine months of 2022, 2021 and 2019 include results for the Hyatt Centric Chicago Magnificent Mile, sold in February 2022, and the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile, sold in March 2022. Sold Hotels for the third quarter and first nine months of 2021 and 2019 also include results for the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively. Sold/Disposed Hotels for the third quarter and first nine months of 2019 also include results for the Renaissance Los Angeles Airport sold in December 2020, the Hilton Times Square assigned to its mortgage holder in December 2020, the Renaissance Harborplace sold in July 2020, and the Courtyard by Marriott Los Angeles sold in October 2019.
(6)	Actual Portfolio includes results for the 15 hotels and 18 hotels owned by the Company during the third quarter and first nine months of 2022, respectively, and the 18 hotels and 21 hotels owned by the Company during the third quarters and first nine months of 2021 and 2019, respectively.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 35